EXHIBIT 13.1

  CERTIFICATION OF CHIEF EXECUTIVE OFFICER

  PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of NWT Uranium Corp. (the "Company") hereby certifies, to such officer's knowledge, that:

(i)  the accompanying Annual Report on Form 20-F of the Company for the fiscal year ended December  31, 2007 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d),

as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 10, 2008	/s/ John Lynch
John Lynch President and Chief Executive Officer

The foregoing certifications are being furnished solely to accompany the Report pursuant to 18 U.S.C. 1350, and are not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and are not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.